                       SECURITIES AND EXCHANGE COMMISSION


                            Washington, D.C.   20549



                                  FORM 8-K/A-1



               Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934



         Date of Report (Date of earliest event reported) July 18, 1995



                         Barrett Resources Corporation
          ----------------------------------------------------------
            (Exact name of registrant as specified in its charter)



           Delaware                   1-13446              84-0832476
  ----------------------------    ----------------     ------------------
  (State or other jurisdiction    (Commission File     (IRS Employer
   of incorporation)               Number)              Identification No.)


       1125 Seventeenth Street, Suite 2400, Denver, Colorado      80202
       -------------------------------------------------------------------
       (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code (303) 297-3900
                                                          --------------
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     The Registrant's Form 8-K reporting an event occurring July 19, 1995 filed with the Securities And Exchange Commission on July 19, 1995 is amended to indicate that the event being reported occurred on July 18, 1995, to indicate that substantially the same information required by this form was previously reported in the Registrant's Proxy Statement dated June 13, 1995 and in the initial filing of this Form 8-K, and by specifying the following incorporations by reference:

Item 2. Acquisition Or Disposition Of Assets
        ------------------------------------

     Item 5 of this Form 8-K, and the Registrant's Proxy Statement dated June 13, 1995, are incorporated by reference in this Item 2.

Item 7.  Financial Statements And Exhibits
         ---------------------------------

         a.  Financial Statements Of Businesses Acquired

               The financial statements of the business acquired are incorporated by reference from the Registrant's Proxy Statement dated June 13, 1995.

         b.  Pro Forma Financial Information

             It is impracticable to provide the required pro forma financial statements at this time. The required pro forma financial statements are anticipated to be filed within the time period prescribed by this Item.

         c.  Exhibits

         Exhibit No.  Description
         -----------  -----------

         20.1 Registrant's Proxy Statement dated June 13, 1995 (incorporated by reference from the Registrant's Proxy Statement dated June 13, 1995 (SEC File No. 033-60117) filed with the Securities And Exchange Commission on June 14, 1995).


                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  August 11, 1995                    BARRETT RESOURCES CORPORATION



                                           By: /s/ ROBERT W. HOWARD
                                               --------------------
                                                   Robert W. Howard
                                                   Senior Vice President



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